Exhibit 77D

Morgan Stanley Liquid Asset Fund Inc. (the "Fund")

The Fund made those changes to its investment policies described in the supplement to its Statement of Additional Information filed via EDGAR with the Securities and Exchange Commission on Form 497,
May 28, 2010, accession number 0001104659-10-031580 and incorporated herein by reference.